Sub-Item 77Q1:  Exhibits

(a) Copies of any material amendment to the registrant's charter or by-laws
Amended and Restated Schedule A to Agreement and Declaration of Trust of FundVantage Trust (the "Trust") was previously filed with the Securities and Exchange Commission ("SEC") as Exhibit 28(a)(iii) to Post-Effective Amendment ("PEA") No. 71 to the Trust's Registration Statement on Form N-1A ("Registration Statement") filed with the SEC on June 17, 2013 (SEC Accession No. 0001104659-13-049668), Exhibit 28(a)(iii) to PEA No. 72 to
the Trust's Registration Statement (SEC Accession No. 0001104659-13-051926) filed with the SEC on June 27, 2013 and
Exhibit 28(a)(iii) to PEA No. 84 to the Trust's Registration Statement filed with the SEC on September 26, 2013 (SEC Accession No. 0001104659-13-072461) and incorporated herein by reference.
(e) Copies of any new or amended registrant investment advisory contracts
Form of Amended and Restated Schedules A and B to the Investment Advisory Agreement with WHV Investment Management, Inc. were previously filed with the SEC as Exhibit 28(d)(iii)(b) to PEA No. 72 to the Trust's Registration Statement filed with the SEC on June 27, 2013 (SEC Accession No. 0001104659-13-051926) and
incorporated herein by reference.

Investment Advisory Agreement with Lateef Investment Management, L.P. was previously filed with the SEC as Exhibit 28(d)(ii) to PEA No. 73 to the Trust's Registration Statement filed with the SEC on June 28, 2013 (SEC Accession No. 0001104659-13-052369)
and incorporated herein by reference.

Form of Investment Advisory Agreement with Private Capital Management, LLC was filed with the SEC as Exhibit 28(d)(vii)(c) to PEA No. 77 to the Trust's Registration Statement filed with the SEC on August 28, 2013 (SEC Accession No. 0001104659-13-066732) and incorporated herein by reference.

Form of Investment Advisory Agreement with Sirios Capital Management, L.P. was previously filed with the SEC as Exhibit 28(d)(xxii) to PEA No. 83 to the Trust's Registration Statement filed with the SEC on September 24, 2013 (SEC Accession No. 0001104659-13-071881) and incorporated herein by reference.



Interim Investment Advisory Agreement with Private Capital
Management, LLC was previously filed with the SEC as Exhibit
28(d)(vii)(b) to PEA No. 84 to the Trust's Registration
Statement filed with the SEC on September 26, 2013 (SEC
Accession No. 0001104659-13-072461) and incorporated herein by reference.

Amended and Restated Schedules A and B to the Investment Advisory Agreement with Gotham Asset Management, LLC were previously filed with the SEC as Exhibit 28(d)(xii)(c) to PEA No. 84 to the Trust's Registration Statement filed with the SEC on September 26, 2013 (SEC Accession No. 0001104659-13-07246)
and incorporated herein by reference.

Form of Investment Advisory Agreement with BRAM US LLC was previously filed with the SEC as Exhibit 28(d)(xxiii) to PEA No. 85 to the Trust's Registration Statement filed with the SEC on October 4, 2013 (SEC Accession No. 0001104659-13-074154) and
incorporated herein by reference.